SUBSCRIPTION AGREEMENT

FOR

Arrakis Mining Research Inc.

Persons   interested   in   purchasing   shares   of    Arrakis   Mining   Research   Inc.,   (the

“Company”)  must  complete  and  return  this  Subscription  Agreement  along  with  their  certified check, bank draft, or money order to:

Arrakis Mining Research Inc.

C/O Ken Olsen

609 – 955 Beauparc Private

Ottawa, ON

K1J 0A2

Subject  only to  acceptance  hereof  by the  Company in  its  discretion,  the  undersigned  (the

“Purchaser”)  hereby  subscribes  for  the  number  of  shares  and  at  the  aggregate  subscription  price set forth below.

An  accepted  copy  of  this  Agreement  will  be  returned  to  the  Subscriber  as  a  receipt,  and the  physical  stock  certificates  shall  be  delivered  to  each  Subscriber  within  sixty (60)  days  of  the date the Subscription Agreement is accepted by the Issuer.

By execution below, the undersigned acknowledges that the Company is relying upon the

accuracy   and   completeness   of   the   representations   contained   herein   in   complying   with   its

obligations under applicable securities laws.

1.

Subscription.

1.1

The   Purchaser,   intending   to   be   legally   bound   hereby,   hereby   tenders   this

subscription  for  the  purchase  of  20,000  shares  (“Shares”)  of  the  common  stock

(“Stock”)  with  a  par  value  of  $0.0001  of  Arrakis  Mining  Research  Inc.,  a

Florida   corporation (the “Company”), at a price of  $0.025 per Share  on the terms and conditions set forth below.

1.2

A   certified   check   or   other   form   of   payment   payable   to   “Arrakis   Mining

Research  Inc.”  in  the  amount  of  USD  $500.00  is  delivered  herewith  together with completed copies of all applicable Subscription Documents.

1.3

THE   SECURITIES  OFFERED  HEREBY  HAVE  NOT  BEEN  REGISTERED

UNDER    THE    SECURITIES    ACT    OF    1933,    AS    AMENDED    (THE

“SECURITIES   ACT”)   OR   UNDER   ANY   STATE   SECURITIES   LAW   OR

UNDER  THE  SECURITIES  LAWS  OF  ANY  OTHER  JURISDICTION  AND

ARE  BEING OFFERED  AND  SOLD  IN  RELIANCE  ON  EXEMPTIONS  FROM

THE  REGISTRATION  REQUIREMENTS  OF  THE  SECURITIES  ACT  AND

SUCH  LAWS.  THE  SECURITIES  OFFERED  HEREBY  HAVE  NOT  BEEN

APPROVED  OR  DISAPPROVED  BY  THE  UNITED  STATES  SECURITIES

AND     EXCHANGE     COMMISSION     OR     ANY     STATE     SECURITIES

COMMISSION     NOR     HAS     THE     SECURITIES     AND     EXCHANGE

COMMISSION   PASSED   UPON   OR   ENDORSED   THE   MERITS   OF   THIS

OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL

OFFENSE. THESE ARE SPECULATIVE SECURITIES.

1.4

The  Purchaser  acknowledges  that  the  Company  is  a  start-up,  development  Stage

Company  with  no  operating  history  or  revenues,  and  there  can  be  no  assurances that  the  Company will  ever  develop  operations.  The  Purchaser acknowledges that an investment  in the Shares is extremely speculative and that there is a substantial

likelihood that the investor will lose his or her entire investment.   The purchase of

the  Company  stock  involves  a  high  degree  of  risk  and  should  be  considered  only by persons who can reasonably afford a loss of their investment.

1.5

The   Company   has   nominal   cash   assets.   The   business   contemplated   by   the

Company will  require  project  financings  in  addition  to  the proceeds from the sale

of   the   Securities.   There   can   be   no   assurances   that   such   additional   project

financings  will  be  obtained  on  terms  favorable  to  the  Company  or  at  all,  or  that the  transactions  contemplated  by these  agreements  will  ever  result  in  revenues  to the  Company.  The  Purchaser  acknowledged  that,  even  upon  the  purchase  of  the

Securities,   there   can   be   no   assurances   that   the   Company   will   be   able   to

accomplish  any  of  its  goals.  The  Purchaser  assumes  all  the  obligations  and  risks

of    investigating   and   conducting   due   diligence   on   the   matters   described

concerning the Company.

1.6

The Company intends to use the net proceeds from the sale of  the Securities, after deduction  for  miscellaneous  costs  related  to  the  sale  of  the  Securities,  as  working capital to accomplish its objectives. There can be no assurances that the Company will be able to accomplish any of its objectives.

1.7

Purchaser   expressly  covenants   and   agrees   that   it   will   reasonably  regard   and

preserve as confidential any and all information, including but not limited to trade secrets,  marketing  and  sales  information,  pertaining  to  the  Company’s  business,

including, but not limited to the information contained in the Company’s business plan  (if  available)  and  such  other  information  relating  thereto  which  may  be provided,  directly  or  indirectly,  to  the  Purchaser  (“Confidential  Information”).

Purchaser  further  covenants  that  it  shall  not,  without  the  written  authority  of  the

Company,  use  for  Purchaser’s  own  benefit  or  purposes  or  disclose  to  others,  at any time,  any such  Confidential  Information.  In  the  event  that Purchaser shall not purchase  the  Securities  on the terms and conditions described in this Subscription

Agreement,   or   upon   request   of   the   Company,   Purchaser   shall   return   to   the

Company all written information provided to Purchaser by or regarding Company,

and shall not retain any copies or record (electronic or otherwise) thereof.

1.8

The  Company has  arbitrarily determined  the  offering price  per  share.   Among the

factors   considered   were   estimates   made   by   the   principals   as   to   the   future

prospects  of  the  Company  and  its  operations,  expenses  and  potential  revenues.

Such  estimates  were  prepared  by  the  principals  based  upon  projections.   There

can be no assurances the projections prepared by the Company will be achieved.

1.9

The  Company  has  not  undertaken,  and  will  have  no  obligation,  to  register  any of the Shares under the 1933 Act.

2.

Representations and Warranties.

The Purchaser hereby represents and warrants to the Company as follows:

2.1

The  principal  amount  of  the  securities  subscribed  for  by  the  Purchaser  does  not exceed ten percent (10%) of the Purchaser’s net worth.

2.2

The  Purchaser  has  either  a  pre-existing  personal  or  business  relationship  with  the

Company  and  its  officers,  directors  and  controlling  persons  or  by  reason  of  his business  or  financial  expertise  has  the  capacity  to  protect  his  own  interest  in connection with this transaction.

2.3

The  Purchaser  is  acquiring  the  securities  solely  for  the  Purchasers  own  account for investment purposes as a principal and not with a view to resale or distribution of all or any part thereof. The Purchaser is aware that there are legal and practical limits  on  the  Purchaser’s  ability to sell or dispose of the securities, and, therefore,

that  the  Purchaser  must bear the economic risk of the investment for an indefinite period of time.

2.4

The  Purchaser  has  reached  the  age  of  majority (if  an  individual)  according  to  the laws  of  the  state  or  province  in  which  they  reside  and  has  adequate  means  of providing  for  the  Purchaser’s  current  needs  and  possible  personal  contingencies

and   has   need   for   only  limited   liquidity  of   this   investment,   The   Purchaser’s

commitment  to  liquid  investments  is  reasonable  in  relation  to  the  Purchaser’s  net worth.

2.5

The   Purchaser   understands   that   the   securities   are   being  offered   and   sold   in

reliance  on  specific  exemptions  from  the  registration  requirements  of  federal  and state  law  and  that  the  representations,  warranties,  agreements.  Acknowledgments

and   understandings   set   forth   herein   are   required   in   order   to   determine   the

applicability  of  such  exemptions  and  the  suitability  of  the  Purchaser  to  acquire such securities.

2.6

The  Purchaser  is  not  relying  on  the  Company  with  respect  to  the  tax  and  other

economic    considerations    relating    to    this    investment.    In    regard    to    such

considerations,  the  Purchaser  has  relied  on  the  advice  of,  or  has  consulted  with,

his or her own personal tax, investment or other advisors.

2.7

The  Purchaser,  if  executing  this  Subscription  Agreement  in  a  representative  or

fiduciary  capacity,   has   full   power   and   authority  to   execute   and   deliver   this

Subscription  Agreement  and  each  other  document  included  as  an  exhibit  to  this

Subscription  Agreement  for  which  a  signature  is  required  in  such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Purchaser is executing this Subscription Agreement.

2.8

If  the  Purchaser  is  a  corporation,  the  Purchaser  is  duly  and  validly  organized,

validly existing and  in  good  tax  and corporate standing as a corporation  under the laws  of  the  jurisdiction  of  its  incorporation  with  full  power  and  authority  to purchase  the  securities  to  be  purchased  by  it  and  to  execute  and  deliver  this

Subscription Agreement.

2.9

If  the  Purchaser  is  a  partnership,  the  representations,  warranties,  agreements  and

understandings   set   forth   above   are   true   with   respect   to   all   partners   in   the

Purchaser  (and  if  any  such  partner  is  itself  a  partnership,  all  persons  holding  an interest  in  such  partnership,  directly  or  indirectly,  including  through  one  or  more partnerships),  and  the  person  executing  this  Subscription  Agreement  has  made due  inquiry  to  determine  the  truthfulness  of  the  representations  and  warranties made hereby.

2.10     Within  five  (5)  days  after  receipt  of  a  request  from  the  Company,  the  Purchaser will  provide  such  information  and  deliver  such  documents  as  may  reasonably  be necessary to  comply with  any and  all  laws  and  ordinances  to  which  the  Company is subject.

2.11     The   Purchaser   has   been   granted   the   opportunity  to   conduct   a   full   and   fair

examination of the records, documents and files of the Company, to ask questions

of   and   receive   answers   from   representatives   of   the   Company,   its   officers,

directors,  employees  and  agents  concerning  the  terms  and  conditions  of  this

offering,   the   Company   and   its   business   and   prospects,   and   to   obtain   any

additional   information   which   the   Purchaser   deems   necessary   to   verify   the

accuracy of any information received.

2.12     The  securities  were  not  offered  to  the  Purchaser  through  an  advertisement  in printed media of general and regular circulation, radio or television.

2.13     The  Purchaser  has  relied  completely  on  the  advice  of,  or  has  consulted  with,  his own  personal  tax,  investment,  legal  or  other  advisors  and  has  not  relied  on  the

Company  or  any of  its  affiliates,  officers,  directors,  attorneys,  accountants  or  any affiliates  of  any  thereof  and  each  other  person,  if  any,  who  controls  any  thereof,

within  the  meaning  of  Section  15  of  the  Securities  Act,  except  to  the  extent  such advisors shall be deemed to be as such.

2.14     The  Purchaser  has  such  experience  in  business  and  financial  matters  that  it  is capable  of  evaluating  the  merits  and  risks  of  an  investment  in  the  securities.  The

Purchaser  acknowledges  that  the  securities  are  speculative  and  involve  a  high degree  of  risk,  including  the  potential  loss  of  the  Purchaser’s  investment  herein and the Purchaser has taken cognizance of and understands the risk factors related to the purchase of the securities.

3.

Acknowledgments.

The Purchaser is aware that:

3.1

The  Purchaser  recognizes  that  investment  in  the  Company  involves  certain  risks,

including  the  potential  loss  by  the  Purchaser  of  interest  on  their  investment herein,  and  the  Purchaser  has  taken  full  cognizance  of  and  understands  all  of  the risk factors related to the purchase of the securities. The Purchaser recognizes that the  information  set  forth  in  this  Subscription  Agreement  does  not  purport  to contain  all  the  information,  which  would  be  contained  in  a  registration  statement under the Securities Act.

3.2

No  federal  or  state  agency  has  passed  upon  the  securities  or  made  any finding  or determination as to the fairness of this transaction.

3.3

The  securities  and  any  component  thereof  have  not  been  registered  under  the

Securities  Act  or  any  applicable  state  securities  laws  by  reason  of  exemptions from  the  registration  requirements  of  the  Securities  Act  and  such  laws,  and  may not  be  sold,  pledged,  assigned  or  otherwise  disposed  of  in  the  absence  of  an

effective   registration  statement  for  the  securities  and  any  component  thereof

under   the   Securities   Act   or   unless   an   exemption   from   such   registration   is

available.

3.4

There  currently  is  no  market  for  the  Company’s  securities.  There  can  be  no assurances  that  a  market  for  the  Company’s  securities  will  ever  develop  or  if developed,  be  sustained  in  the  future.  Consequently,  the  Purchaser  may  never  be able  to  liquidate  the  Purchaser’s  investment  and  the  Purchaser  may  bear  the economic risk of the Purchaser’s investment for an indefinite period of time.

3.5

The certificates for the securities will bear the following legend to the effect that:

THE   SECURITIES   REPRESENTED   BY   THIS   CERTIFICATE

HAVE  NOT  BEEN  REGISTERED  UNDER  THE SECURITIES ACT

OF    1933    (THE    “ACT”).    THE    SECURITIES    HAVE    BEEN

ACQUIRED   FOR   INVESTMENT   AND   MAY   NOT   BE   SOLD,

TRANSFERRED,  ASSIGNED  OR  OTHERWISE  DISPOSED  OF  IN

THE      ABSENCE      OF      A      CURRENT      AND      EFFECTIVE

REGISTRATION     STATEMENT     UNDER     THE     ACT     WITH

RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY

TO  THE  ISSUER  AND  ITS  COUNSEL  TO  THE  EFFECT  THAT

REGISTRATION IS NOT REQUIRED UNDER THE ACT.

3.6

The  Company  may  refuse  to  register  any  transfer  of  the  securities  not  made  in accordance  with  the  Securities  Act  and  the  rules  and  regulations  promulgated thereunder.

4.

Acceptance of Subscription.

The  Purchaser  hereby  confirms  that  the  Company  has  full  right  in  its  sole  discretion  to accept  or  reject  the  subscription  of  the Purchaser, provided that if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash  payments  and  copies  of  all  executed  Subscription  Documents  will  be  promptly  returned

(without interest or deduction in the case of cash payments).

5.

Indemnification.

The  Purchaser  agrees  to  indemnify  and  hold  harmless  the  Company  as  well  as  the affiliates,  officers,  directors,  partners,  attorneys,  accountants  and  affiliates  if  any  thereof  and each  other  person,  if  any,  who  controls  any  thereof,  within  the  meaning  of  Section  15  of  the

Securities   Act,   against   any  and   all   loss,   liability,   claim,   damage   and   expense   whatsoever

(including,   but   not   limited   to,   any   and   all   expenses   reasonably   incurred   in   investigating,

preparing or defending against any litigation commenced or threatened or any claim whatsoever)

arising out of or based upon any allegedly false representation or warranty or breach of or failure by the  Purchaser  to  comply with  any covenant  or  agreement  made  by the  Purchaser  herein  or  in any  other  document  furnished  by  the  Purchaser  to  any  of  the  foregoing  in  connection  with  this transaction.

6.

Irrevocability

The   Purchaser   hereby   acknowledges   and   agrees,   subject   to   the   provisions   of   any

applicable  state  securities  laws  providing  for  the  refund  of  subscription  amounts  submitted  by the  Purchaser,  if  applicable,  that  the subscription hereunder is irrevocable and that the Purchaser

is   not   entitled   to   cancel,   terminate   or   revoke   this   Subscription   Agreement   and   that   this

Subscription  Agreement  shall  survive  the  death  or  disability  of  the  Purchaser  and  shall  be binding  upon  and  inure  to  the  benefit  of  the  Purchaser,  and  the  Purchasers  respective  heirs,

executors,  administrators.,  successors,  legal  representatives  and  assigns.  If  the  Purchaser is more than  one  person,  the  obligations  of  the  Purchaser  hereunder  shall  be  joint  and  several,  and  the agreements,  representations,  warranties  and  acknowledgments  herein  contained  shall  be  deemed to  be  made  by  and  be  binding  upon  each  such  person  and  each  such  person’s  heirs,  executors,

administrators, successors, legal representatives and assigns.

7.

Modification.

Neither   this   Subscription   Agreement   nor   any   provisions   hereof   shall   be   waived,

modified,  discharged  or  terminated  except  by  an  instrument  in  writing  signed  by  the  party against whom any such waiver, modification, discharge or termination is  sought.

8.

Notices.

Any  notice,  demand  or  other  communication  which  any party hereto  may be  required  or may  elect  to  give  anyone  interested  hereunder  shall  be  sufficiently  given  if.  (a)  deposited,

postage  prepaid,  in  a  Canadian  or  United  States  mail  box,  stamped  registered  or  certified  mail,

return  receipt  requested,  and  addressed,  in  the  case  of  the  Company,  to  the  address  given  in  the preamble  hereof,  and,  if  to  the  Purchaser,  to  the  address  set  forth  hereinafter;  or  (b)  delivered personally at such address.

9.

Counterparts.

This  Subscription  Agreement  may  be  executed  through  the  use  of  separate  signature pages  or  in  any  number  of  counterparts,  and  each  of  such  counterparts  shall,  for  all  purposes,

constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

10.

Entire Agreement.

This  Subscription  Agreement  contains  the  entire  agreement  of  the  parties  with  respect  to the  subject  matter  hereof,  and  there  are  no  representations,  warranties,  covenants  or  other agreements except as stated or referred to herein.

11.

Severability.

Each  provision  of  this  Subscription  Agreement  is  intended  to  be  severable  from  every other provision and the invalidity or illegality of the remainder hereof

12.

Transferability; Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

13.

Applicable Law and Forum.

This   Subscription   Agreement   and   all   rights   hereunder   shall   be   governed   by,   and

interpreted in accordance with the laws of the State of Florida. The federal and state courts of the

State  of  Florida  shall  have  sole  and  exclusive  jurisdiction  over  any  dispute  arising  from  this

Offering and this Subscription Agreement.

14.

Subscription Information.

14.1     Minimum  Subscription  - There  is  no  minimum subscription amount, although the

Issuer   reserves   the   right   to   reject   any   subscription.   In   connection   with   this

subscription  the  undersigned  hereby subscribes  to  the  number  of  Shares  shown  in

the   table   set   forth   below.      Proceeds   from   this   Offering   will   be   used

immediately following subscription.

14.2     Limitations  in  Certain  States  - Depending on  the  state  or  province  of  residence of

a   Subscriber,   there   may   be   certain   investor   suitability   qualifications   and

numerical  limitations  imposed  on  the  Company in  order  to  qualify the offering as exempt from securities registration within such state(s). All Subscriptions shall be subject to all such applicable state securities laws and regulations.

(Signature Pages Follow)

IN  WITNESS  WHEREOF,  the  undersigned  Purchaser  does  represent  and  certify  under penalty  of  perjury  that  the  foregoing  statements  are  true  and  correct  and  that  he  has  (they have)

by  the  following  signature(s)  executed  this  Subscription  Agreement  this  _______________  day of ______________________, 2013.

INDIVIDUAL

Address to which Correspondence

Should be directed

Signature (Individual)

Name

Street Address

City, State (Prov) and Zip Code

Name(s) Typed or Printed

Tax    Identification    or    Social    Security

Number

Telephone Number

ACCEPTANCE

This      Subscription      Agreement      is      accepted      as      of      the      ________      day

of__________________, 2013.

Arrakis Mining Research Inc.

A Florida corporation

______________________________________

Kenneth Olsen

CEO